Schedule of Investments - Virtus Reaves Utilities ETF

April 30, 2024 (unaudited)

Security Description	Shares	Value

COMMON STOCKS - 96.0%

Utilities - 96.0%
Atmos Energy Corp.	24,681	$2,909,890
CenterPoint Energy, Inc.	99,446	2,897,856
CMS Energy Corp.	33,453	2,027,586
Constellation Energy Corp.	28,711	5,338,523
DTE Energy Co.	26,162	2,886,192
Edison International	42,280	3,004,417
Entergy Corp.	27,037	2,884,037
IDACORP, Inc.	8,974	850,556
NextEra Energy, Inc.	141,042	9,445,583
NiSource, Inc.	103,246	2,876,434
PG&E Corp.	251,110	4,296,492
Pinnacle West Capital Corp.	38,107	2,806,581
PNM Resources, Inc.	57,618	2,135,323
PPL Corp.	47,554	1,305,833
Public Service Enterprise Group, Inc.	63,085	4,357,912
Sempra	40,456	2,897,863
Southern Co. (The)	34,839	2,560,666
Vistra Corp.	82,728	6,274,091

TOTAL INVESTMENTS - 96.0%
(Cost $53,194,426)		61,755,835
Other Assets in Excess of Liabilities - 4.0%		2,576,394
Net Assets - 100.0%		$64,332,229

Fair Value Measurements
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of April 30, 2024.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$61,755,835	$—	$—	$61,755,835
Total	$61,755,835	$—	$—	$61,755,835